SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: March 18,2005
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       0-22208                                          42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


 3551 Seventh Street, Suite 204, Moline, Illinois                        61265
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    (Address of principal executive offices)                          (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)


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

Item 9.01.  Financial Statements and Exhibits

           (a) Financial Statements of Business Acquired.

               None

           (b) Exhibits.

99.1     Shareholder letter to be presented in the Company's annual report.

Item 2.02.  Results of Operations and Financial Condition

On March 18, 2005, QCR Holdings, Inc. issued a shareholder letter discussing the Company's financial results for the fourth quarter and fiscal year ended December 31, 2004. The letter is attached hereto as Exhibit 99.1.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                                    QCR HOLDINGS, INC.

Dated:  March 18, 2005                              By: /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                         Chief Financial Officer


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